Pruco Life Insurance Company

Strategic PartnersSM Variable Annuity Prospectuses

Supplement dated January 20, 2004

        The following subadviser and related changes became effective on January 20, 2004:

o	SP Alliance Technology Portfolio. This Portfolio has been renamed the SP Technology Portfolio. In addition, The Dreyfus Corporation has replaced Alliance Capital Management Corporation as subadviser.

o	SP Large Cap Value Portfolio. Hotchkis and Wiley Capital Management LLC and JPMorgan Fleming Asset Management have replaced Fidelity Management & Research Company as subadvisers.

o	SP Small/Mid Cap Value Portfolio. This Portfolio has been renamed the SP Goldman Sachs Small Cap Value Portfolio. In addition, Goldman Sachs Asset Management has replaced Fidelity Management & Research Company as subadviser.

o	SP Aggressive Growth Asset Allocation Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Asset Allocation Portfolio. The portion of each Portfolio that formerly was invested in the SP Small/Mid Cap Value Portfolio is now invested in the SP Goldman Sachs Small Cap Value Portfolio.

     This supplement applies to the variable annuity prospectuses listed below.

       Variable Annuity Name                                          Date of Prospectus
    Pruco Life Strategic Partners Advisor                             May 1, 2003
     Pruco Life Strategic Partners Annuity One                         May 1, 2003
     Pruco Life Strategic Partners Annuity One 3                       May 1, 2003
     Pruco Life Strategic Partners FlexElite                           May 1, 2003
     Pruco Life Strategic Partners Plus                                May 1, 2003
     Pruco Life Strategic Partners Plus 3                              May 1, 2003
     Pruco Life Strategic Partners Select                              May 1, 2003